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                                                                    EXHIBIT 99.1

                                KMART CORPORATION
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

         In connection with this Quarterly Report on Form 10-Q of Kmart Corporation for the period ended October 30, 2002, I, James B. Adamson, Chairman of the Board and Chief Executive Officer of Kmart Corporation, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. this Form 10-Q for the period ended October 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in this Form 10-Q for the period ended October 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Kmart Corporation.


         Date:    December 23, 2002

    /s/ James B. Adamson
    --------------------------
    James B. Adamson
    Chairman of the Board and
    Chief Executive Officer



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